Exhibit 10.1

CONSENT AND AGREEMENT

Consent and Agreement (this “Consent and Agreement”) dated as of November 14, 2008, by and between Nanogen, Inc., a Delaware corporation (the “Company”), and the undersigned holder (the “Holder”).

WHEREAS, the Company and The Bank of New York Mellon Trust Company N.A. (formerly the Bank of New York Trust Company, N.A.), as trustee (the “Trustee”) executed and delivered that certain Indenture, dated as of August 27, 2007 (the “Initial Indenture”), by and between the Company and the Trustee, as amended and supplemented by that certain First Supplemental Indenture, dated as of August 27, 2007 (the “First Supplemental Indenture”) and that certain Second Supplemental Indenture dated March 27, 2008 (the “Second Supplemental Indenture,”) and that certain Third Supplemental Indenture dated August 14, 2008 (the “Third Supplemental Indenture,” and together with the Initial Indenture and the First Supplemental Indenture and the Second Supplemental Indenture as so supplemented, the “Indenture”), pursuant to which the Company issued to the Holder its 6.25% Senior Convertible Notes Due 2010 (the “Notes”).

WHEREAS, pursuant that certain Amendment and Exchange Agreements dated as of March 13, 2008 by and among the Company and each of the holders of the Notes, the Company and the holders exchanged an aggregate $12,917,000 in principal amount of the Notes with the Company’s 9.75% Senior Secured Convertible Notes due 2010 (the “9.75% Notes”) with an aggregate principal amount of $15,500,400, convertible initially into an aggregate of 22,784,653 shares of common stock of the Company (the “Common Stock”) at an initial conversion price of $0.6803 per share.

WHEREAS, pursuant to that certain a Second Amendment and Exchange Agreement dated as of August 14, 2008 between the Company and each of the holders of the outstanding 9.75% Notes, all of outstanding 9.75% Notes were exchanged for (i) Amended and Restated Senior Secured Convertible Notes (the “Amended Notes”) and (ii) 9.75% Senior Secured Convertible Notes (the “Additional Senior Secured Convertible Notes”) (the Amended Notes and Additional Senior Secured Convertible Notes, the “Restructured Notes”).

WHEREAS, pursuant to that certain a Securities Purchase Agreement (the “Bridge Securities Purchase Agreement”) dated as of August 14, 2008 between the Company, certain holder of Restructured Notes and Financiere Elitech S.A.S. (“Elitech”) the Company issued Senior Secured Convertible Bridge Notes (the “Bridge Notes”).

WHEREAS, under the terms of the Third Supplemental Indenture, the Amended Notes, the Additional Senior Secured Convertible Notes and the Bridge Notes the holders of the Notes, the Amended Notes, the Additional Senior Secured Convertible Notes and the Bridge Notes (the “Holders”) agreed to defer the payment of the Milestone Event Payments (as defined in the Notes, the Amended Notes, the Additional Senior Secured Convertible Notes and the Bridge Notes) so long as the Company satisfied certain Merger Conditions (as defined in the Notes, the Amended Notes, the Additional Senior Secured Convertible Notes and the Bridge Notes). The Merger Conditions required the Company to satisfy certain Merger Milestones by the applicable Milestone Dates (as defined in the Notes, Amended Notes and Additional Senior Secured Convertible Notes and Bridge Notes and set forth in Schedule 1 thereto).

WHEREAS, the Company anticipates that it will be unable to satisfy a certain Merger Milestone by the applicable Milestone Date and has requested the Holder to waive such Merger Milestone. Pursuant to the terms of the Notes, the Amended Notes, the Additional Senior Secured Convertible Notes and the Bridge Notes, satisfaction of the Merger Milestones may be waived by holders of at least 66.67% of the Amended Notes, Additional Senior Secured Convertible Notes and Bridge Notes outstanding. The undersigned Holder has agreed, upon the terms of this Consent and Agreement, to waive one such Merger Milestone.

NOW, THEREFORE, the Company and each Holder hereby agree as follows:

Capitalized terms used herein (including the recitals) and not defined herein shall have the meanings assigned to such terms in the Notes, the Amended Notes, the Additional Senior Secured Convertible Notes or the Bridge Notes, as applicable.

1. The Holder hereby waives satisfaction of the second Merger Milestone set forth on Schedule 1 to the Notes, the Amended Notes, the Additional Senior Secured Convertible Notes and the Bridge Notes.

2. All of the remaining obligations of the Company, as set forth in the Notes, the Amended Notes, the Additional Senior Secured Convertible Notes and the Bridge Notes shall continue to remain in full force and effect in accordance with the terms thereof, including, for the avoidance of doubt, all Merger Milestones other than the second Merger Milestone.

3. The consent provided herein is effective only in one instance and only with respect to the Merger Milestone waived pursuant to Section 1 of this Consent and Agreement. The consents and waivers set forth herein are limited precisely as written and shall not be deemed (a) to be a consent to, or waiver of, any other term or condition of the Notes, the Amended Notes, the Additional Senior Secured Convertible Notes and the Bridge Notes or any of the agreements, instruments and documents referred to therein or executed in connection therewith or (b) to prejudice any contractual, legal or other right or rights which the undersigned may have or may have in the future under or in connection with the Notes, the Amended Notes, the Additional Senior Secured Convertible Notes and the Bridge Notes or any agreements, instruments and documents referred to therein or executed in connection therewith. The undersigned Holder hereby reserves all of its rights and remedies under applicable law and under the Notes, the Amended Notes, the Additional Senior Secured Convertible Notes and the Bridge Notes or any of the agreements, instruments and documents referred to therein or executed in connection therewith with respect to any matters other than those addressed in this Consent and Agreement.

4. The execution, delivery and performance by the undersigned Holder of this Consent and Agreement has been duly authorized by all necessary action on the part of such Holder. This Consent and Agreement has been duly executed by such Holder.

5. This Consent and Agreement shall be effective on the execution of substantially similar consents and agreements by Holders representing at least 66.67% of each of the Notes, the Amended Notes, the Additional Senior Secured Convertible Notes and the Bridge Notes outstanding.

6. All questions concerning the construction, validity, enforcement and interpretation of this Consent and Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Consent and Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

7. This Consent and Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

8. This Consent and Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns in accordance with the terms of the Consent and Agreement.

9. Nothing contained herein, and no action taken by the Holder pursuant hereto, shall be deemed to constitute such Holder and other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that such Holder and the other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Consent and Agreement or any other such consent and agreement, and the Company acknowledges that the Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Consent and Agreement or any other such consent and agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights arising out of this Consent and Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

10. This Consent and Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

11. The Company hereby agrees that no consideration in any form or amount shall be offered or paid to any other Holder with respect to a waiver or consent related to the subject matter of this Consent and Agreement without offering or paying the same consideration to the undersigned Holder.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Agreement as of the date first above written.

HOLDER:

By:
Name:
Title:

[Signature Page to Consent and Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Consent and Agreement as of the date first above written.

COMPANY:

NANOGEN, INC.

By:
Name:
Title: